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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2002
                                                           -------------


                               GENAERA CORPORATION
                         ----------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                       0-19651                  13-34456668
     -----------------            -------------------        ---------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


           5110 Campus Drive
           Plymouth Meeting, PA                              19462
-------------------------------------------------          -----------
    (Address of Principal Executive Offices)               (Zip Code)


    Registrant"s telephone number, including area code:   (610) 941-4020
                                                          ---------------

                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

On April 5, 2002, Genaera Corporation (the "Company") entered into a Placement Agency Agreement (the "Placement Agreement") with Wells Fargo Securities, LLC (the "Agent") whereby the Agent would seek to place with certain buyers identified by the Agent (the "Buyers") up to 4,400,000 shares of common stock, par value $.002 per share, of the Company (the "Securities") on a best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities. A copy of the Placement Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)      Exhibits.

         Exhibit
         Number            Description
         -------           -----------
           10.1            Placement Agency Agreement dated April 5, 2002 by and
                           between Genaera Corporation and Wells Fargo
                           Securities, LLC.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENAERA CORPORATION
                                       (Registrant)


                                   By  /s/ Christopher P. Schnittker
                                      ------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer


Dated:  April 5, 2002

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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
          10.1             Placement Agency Agreement dated April 5, 2002 by and
                           between Genaera Corporation and Wells Fargo
                           Securities, LLC.